EXHIBIT 99.1

CIRCOR Reports First-Quarter 2015 Financial Results

Burlington, MA - April 28, 2015 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the first quarter ended April 5, 2015.

First-Quarter 2015 Highlights

•	Orders of $182 million with solid bookings for large international projects

•	Q1 revenue of $165.9 million and adjusted EPS of $0.60

•	Repurchased 302,000 shares of common stock for $16.7 million

•	Restructuring actions remain on track; announcing additional restructuring program

•	Announced acquisition of Schroedahl

“Our first-quarter revenues were in line with expectations overall at $166 million with adjusted EPS of $0.60 despite significant headwind from currencies,” said Scott Buckhout, President and Chief Executive Officer. “In our Energy segment, strong orders in our long-cycle large international projects business offset weaker orders in our short-cycle distributed valves business. Aerospace & Defense orders came in as expected. After adjusting for divestitures and currency, organic orders grew 9%.”

On April 16, the Company announced the acquisition of Germany-based Schroedahl, a manufacturer of automatic recirculation safety valves, primarily for the higher-growth power generation market in Asia. This acquisition is expected to be accretive to earnings per share in the first year. Additional details on the transaction will be provided during the conference call later today.

“We remain focused on enhancing shareholder value. During the quarter, we repurchased more than 302,000 shares under our previously announced share repurchase program. Our growth initiatives and restructuring actions remain on track. In addition, we are announcing another restructuring program expected to deliver $5.0 million of annualized savings. Going forward, we will continue to drive cost reduction, expand margins and focus on what we can control as we manage through this cycle,” concluded Buckhout.

Second-Quarter 2015 Guidance
For the second quarter of 2015, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, April 28, 2015, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per diluted share, adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the performance of the Schroedahl acquisition and the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended
	April 5, 2015	March 30, 2014
Net revenues	$165,860	$211,186
Cost of revenues	113,211	146,548
GROSS PROFIT	52,649	64,638
Selling, general and administrative expenses	38,088	44,888
Special charges (recoveries), net	1,511	(1,157)
OPERATING INCOME	13,050	20,907
Other expense (income):
Interest expense, net	640	918
Other (income), net	(506)	(468)
TOTAL OTHER EXPENSE, NET	134	450
INCOME BEFORE INCOME TAXES	12,916	20,457
Provision for income taxes	3,284	5,825
NET INCOME	$9,632	$14,632
Earnings per common share:
Basic	$0.55	$0.83
Diluted	$0.54	$0.82
Weighted average number of common shares outstanding:
Basic	17,662	17,620
Diluted	17,712	17,741
Dividends paid per common share	$0.0375	$0.0375

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Three Months Ended
	April 5, 2015	March 30, 2014
OPERATING ACTIVITIES
Net income	$9,632	$14,632
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	3,521	4,069
Amortization	710	786
Compensation expense of share-based plans	2,222	1,830
Tax effect of share-based plan compensation	(289)	(571)
Loss on sale of property, plant and equipment	46	34
(Gain) on sale of business	(972)	—
Changes in operating assets and liabilities:
Trade accounts receivable, net	7,480	(9,952)
Inventories	(18,697)	234
Prepaid expenses and other assets	(4,787)	(859)
Accounts payable, accrued expenses and other liabilities	(15,298)	6,854
Net cash (used in) provided by operating activities	(16,432)	17,057
INVESTING ACTIVITIES
Additions to property, plant and equipment	(1,983)	(2,670)
Proceeds from the sale of property, plant and equipment	—	13
Proceeds from the sale of affiliate	2,759	—
Net cash provided by (used in) investing activities	776	(2,657)
FINANCING ACTIVITIES
Proceeds from long-term debt	46,903	48,029
Payments of long-term debt	(21,540)	(41,781)
Dividends paid	(672)	(670)
Proceeds from the exercise of stock options	38	192
Tax effect of share-based plan compensation	289	571
Purchases of common stock	(16,682)	—
Net cash provided by financing activities	8,336	6,341
Effect of exchange rate changes on cash and cash equivalents	(10,083)	(824)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(17,403)	19,917
Cash and cash equivalents at beginning of year	121,286	102,180
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$103,883	$122,097
Cash paid during the year for:
Income taxes	$2,216	$2,913
Interest	$394	$472

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	April 5, 2015	December 31, 2014
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$103,883	$121,286
Short-term investments	80	86
Trade accounts receivable, less allowance for doubtful accounts of $9,122 and $9,536, respectively	140,752	156,738
Inventories	194,624	183,434
Prepaid expenses and other current assets	21,731	21,626
Deferred income tax asset	22,184	22,861
Total Current Assets	483,254	506,031
PROPERTY, PLANT AND EQUIPMENT, NET	90,045	96,212
OTHER ASSETS:
Goodwill	69,832	72,430
Intangibles, net	24,797	26,887
Deferred income tax asset	17,206	19,048
Other assets	3,557	4,114
TOTAL ASSETS	$688,691	$724,722
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$77,893	$87,112
Accrued expenses and other current liabilities	53,443	65,223
Accrued compensation and benefits	18,166	24,728
Notes payable and current portion of long-term debt	8,481	8,423
Total Current Liabilities	157,983	185,486
LONG-TERM DEBT, NET OF CURRENT PORTION	29,065	5,261
DEFERRED INCOME TAXES	7,107	7,771
OTHER NON-CURRENT LIABILITIES	31,433	32,111
SHAREHOLDERS’ EQUITY:
Common stock	177	177
Additional paid-in capital	279,405	277,227
Retained earnings	259,599	250,635
Treasury stock	(16,682)	—
Accumulated other comprehensive loss, net of taxes	(59,396)	(33,946)
Total Shareholders’ Equity	463,103	494,093
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$688,691	$724,722

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended
	April 5, 2015	March 30, 2014
ORDERS (1)(5)
Energy	$143.1	$147.3
Aerospace & Defense	39.2	37.2
Total orders	$182.3	$184.5

BACKLOG (2)(5)	April 5, 2015	March 30, 2014
Energy (3)	$247.6	$265.5
Aerospace & Defense (4)	104.1	163.1
Total backlog	$351.8	$428.6

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.
Note 3: Energy backlog was reduced during the fourth quarter of 2014 by $5.5 million related to customer order cancellations initially recorded in prior years.
Note 4: Aerospace & Defense reduced backlog in the second quarter of 2014 by $28.6 million associated with the exit of certain landing gear product lines.
Note 5: Three months ended March 30, 2014 orders and backlog amounts exclude business divestitures in both the Energy and Aerospace & Defense segments.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET REVENUES
Energy	$162,587	$160,580	$157,658	$172,432	$653,257	$127,586
Aerospace & Defense	48,599	47,304	46,160	46,126	188,189	38,274
Total	$211,186	$207,884	$203,818	$218,558	$841,446	$165,860
ADJUSTED OPERATING MARGIN
Energy	13.8%	14.6%	16.9%	14.3%	14.9%	13.8%
Aerospace & Defense	9.1%	7.1%	5.0%	5.3%	6.6%	8.0%
Segment operating margin	12.7%	12.9%	14.2%	12.4%	13.0%	12.4%
Corporate expenses	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%	(3.6)%
Adjusted operating margin	9.4%	10.7%	11.4%	9.6%	10.2%	8.8%
Restructuring inventory charges	—%	2.5%	1.4%	—%	0.9%	—%
Impairment charges	—%	—%	—%	0.3%	0.1%	—%
Special restructuring charges	0.4%	0.6%	0.2%	1.2%	0.6%	0.9%
Special other charges, net of recoveries	(0.9)%	—%	—%	4.3%	0.9%	—%
Total GAAP operating margin	9.9%	7.6%	9.7%	3.7%	7.7%	7.9%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ADJUSTED OPERATING INCOME
Energy	$22,462	$23,502	$26,577	$24,575	$97,117	$17,550
Aerospace & Defense	4,426	3,362	2,295	2,425	12,508	3,045
Segment operating income	26,888	26,864	28,872	27,000	109,625	20,595
Corporate expenses	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)	(6,034)
Adjusted operating income	19,750	22,231	23,194	21,035	86,210	14,561
Restructuring inventory charges	—	5,139	2,850	—	7,989	—
Impairment charges	—	—	—	726	726	—
Special restructuring charges	786	1,257	478	2,725	5,246	1,512
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)
Total GAAP operating income	20,907	15,835	19,866	8,150	64,757	13,050
INTEREST EXPENSE, NET	(918)	(891)	(436)	(407)	(2,652)	(640)
OTHER INCOME (EXPENSE), NET	468	384	(419)	722	1,156	506
PRETAX INCOME	20,457	15,328	19,012	8,465	63,261	12,916
(PROVISION) FOR BENEFIT FROM INCOME TAXES	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)
EFFECTIVE TAX RATE	28.5%	22.2%	22.8%	(8.2)%	20.4%	25.4%
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632
Weighted Average Common Shares Outstanding (Diluted)	17,741	17,767	17,779	17,782	17,768	17,712
EARNINGS PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.54
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$19,298
ADJUSTED EBITDA AS A % OF SALES	11.9%	13.2%	13.5%	12.3%	12.7%	11.6%
CAPITAL EXPENDITURES	$2,670	$2,933	$3,297	$3,910	$12,810	$1,983

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
FREE CASH FLOW AS % OF NET INCOME	98%	62%	96%	243%	115%	(191)%
FREE CASH FLOW	$14,387	$7,365	$14,015	$22,249	$58,016	$(18,415)
ADD:
Capital Expenditures	2,670	2,933	3,297	3,910	12,810	1,983
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$17,057	$10,298	$17,312	$26,159	$70,826	$(16,432)
NET DEBT (CASH)	$(66,056)	$(72,982)	$(80,829)	$(107,688)	$(107,688)	$(66,417)
ADD:
Cash & Cash Equivalents	122,097	116,326	114,580	121,286	121,286	103,883
Investments	92	95	91	86	86	80
TOTAL DEBT	$56,133	$43,439	$33,842	$13,684	$13,684	$37,546
DEBT AS % OF EQUITY	11%	9%	7%	3%	3%	8%
TOTAL DEBT	56,133	43,439	33,842	13,684	13,684	37,546
TOTAL SHAREHOLDERS' EQUITY	$492,601	$507,363	$508,035	$494,093	$494,093	$463,103

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ADJUSTED OPERATING INCOME	$19,750	$22,230	$23,194	$21,035	$86,210	$14,561
LESS:
Inventory restructuring charges	—	5,139	2,850	—	7,989	—
Impairment charges	—	—	—	726	726	—
Special restructuring charges	786	1,257	478	2,725	5,246	1,512
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)
OPERATING INCOME	$20,907	$15,834	$19,866	$8,150	$64,757	$13,050
ADJUSTED NET INCOME	$13,916	$16,090	$16,827	$19,188	$66,019	$10,564
LESS:
Inventory restructuring charges, net of tax	—	3,316	1,839	—	5,155	—
Impairment charges, net of tax	—	—	—	726	726	—
Special restructuring charges, net of tax	508	848	313	1,763	3,432	1,079
Special other charges, net of recoveries, net of tax	(1,224)	—	—	7,544	6,320	(147)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72	$0.60
LESS:
Inventory restructuring charges, net of tax	—	0.19	0.10	—	0.29	—
Impairment charges, net of tax	—	—	—	0.04	0.04	—
Special restructuring charges, net of tax	0.03	0.05	0.02	0.10	0.20	0.06
Special other charges, net of recoveries, net of tax	(0.07)	—	—	0.42	0.35	—
EARNINGS PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.54

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
EBITDA	$26,230	$21,140	$24,202	$13,904	$85,475	$17,787
LESS:
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(640)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)
(Provision) for benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$19,298
LESS:
Inventory restructuring charges	—	(5,139)	(2,850)	—	(7,989)	—
Impairment charges	—	—	—	(726)	(726)	—
Special restructuring charges	(786)	(1,257)	(478)	(2,725)	(5,246)	(1,512)
Special other charges, net of recoveries	1,943	—	—	(9,434)	(7,491)	1
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(640)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)
(Provision) for benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)
NET INCOME	$14,632	$11,926	$14,675	$9,155	$50,386	$9,632

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES EXCLUDING DIVESTITURES	$198,204	$194,349	$189,705	$207,970	$790,228
ADD:
Energy divestiture	10,554	10,037	10,667	8,465	39,723
Aerospace & Defense divestiture	2,428	3,498	3,446	2,123	11,495
NET REVENUES	$211,186	$207,884	$203,818	$218,558	$841,446
ADJUSTED EARNINGS PER SHARE EXCLUDING DIVESTITURES (Diluted)	0.79	0.88	0.89	1.05	3.61
ADD:
Divestitures	(0.01)	0.03	0.06	0.03	0.11
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72